Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Use of Estimates
USE OF ESTIMATES
The preparation of financial statements in accordance with U.S. GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:
•fair value measurements of certain financial assets and liabilities;
•valuation of liabilities for guaranteed benefit features of variable annuity products, fixed annuity products and fixed index annuity products, including the valuation of embedded derivatives;
•estimated gross profits (“EGPs”) to value deferred policy acquisition costs (“DAC”) and unearned revenue (“URR”) for investment-oriented products, such as universal life insurance, variable and fixed annuities and fixed index annuities;
•valuation of future policy benefit liabilities and timing and extent of loss recognition;
•valuation of embedded derivatives for fixed index annuity and life products;
•reinsurance assets, including the allowance for credit losses;
•allowance for credit losses primarily on loans and available-for-sale fixed maturity securities;
•goodwill impairment; and
•income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.
These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

Insurance Revenues
Insurance revenues include premiums and policy fees. All premiums and policy fees are presented net of reinsurance, as applicable.
Premiums from long-duration life products, other than universal and variable life contracts, are recognized as revenues when due.
Premiums from individual and group annuity contracts that are life contingent are recognized as revenues when due.
For limited-payment contracts, premiums are due over a significantly shorter period than the period over which benefits are provided, and net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in a constant relationship to insurance in-force, or for annuities, the amount of expected future policy benefits. This unearned revenue liability is recorded in the Consolidated Balance Sheets in Other policyholder funds.
Premiums on short-duration accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. This unearned revenue liability is recorded in the Consolidated Balance Sheets in Other Policyholder Funds.
Reinsurance premiums ceded under yearly renewable term (“YRT”) reinsurance agreements are recognized as a reduction in revenues over the period the reinsurance coverage is utilized in proportion to the risks to which the premiums relate, while premiums ceded under modco treaties are recognized when due.
Reinsurance premiums for assumed business are estimated based on information received from ceding companies and reinsurers. Any subsequent differences that arise regarding such estimates are recorded in the periods in which they are determined.
Amounts received as payment for investment-oriented contracts such as universal life, variable annuities, fixed annuities, and fixed index annuities, are reported as deposits to Policyholder contract deposits or Separate account liabilities, as applicable. Revenues from these contracts are recorded in Policy fees and consist of policy charges for the cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate Corebridge for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts.

Cash	Cash represents cash on hand and demand deposits.
Short-term investments	Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value.
Premiums and other receivables – net of allowance	Premiums and other receivables – net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.
Other assets and Real estate
Other assets consist of deferred sales inducement assets, prepaid expenses, deposits, other deferred charges, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash and derivative assets.
Capitalized software costs represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding ten years.
Real estate includes the cost of buildings and furniture and fixtures which is depreciated principally using the straight-line basis over their estimated useful lives (maximum of 40 years for buildings, 10 years for furniture and fixtures and 5 years for office equipment). Expenditures for maintenance and repairs are charged to income as incurred and expenditures for improvements are capitalized and depreciated. We periodically assess the carrying amount of our real estate for purposes of determining any asset impairment.
Other liabilities	Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase, securities sold but not yet purchased and derivative liabilities.
Foreign currency	Foreign currency: Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income, net of any related taxes, in Shareholders’ Equity. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are remeasured into that entity’s functional currency resulting in exchange gains or losses recorded in income, except for remeasurement gains or losses attributable to available-for-sale securities which are included in Accumulated other comprehensive income (“AOCI”).
Non-redeemable noncontrolling interest and Redeemable noncontrolling interest
Non-redeemable noncontrolling interest is the portion of equity (net assets) and net income (loss) in a subsidiary not attributable, directly or indirectly, to Corebridge.
Redeemable noncontrolling interest represents noncontrolling interest holders in certain consolidated investment entities where the noncontrolling interest holder has the ability to redeem its interest in the consolidated investment entity at its option.

Accounting Standards Adopted During 2022 and Future Application of Accounting Standards
ACCOUNTING STANDARDS ADOPTED DURING 2022
Reference Rate Reform
In March 2020, the Financial Accounting Standards Board (the “FASB”) issued an accounting standard that provides temporary optional guidance to ease the potential burden in accounting for reference rate reform. The standard allows us to account for certain contract modifications that result from the discontinuation of the London Interbank Offered Rate (“LIBOR”) or another reference rate as a continuation of the existing contract without additional analysis. This standard was set to expire on December 31, 2022, but was extended to December 31, 2024, after which application of the guidance will no longer be permitted. During this period, this standard may be elected and applied prospectively as reference reforms occur.
Where permitted by the guidance, we have accounted for contract modifications stemming from the discontinuation of LIBOR or another reference rate as a continuation of the existing contract. As part of our implementation efforts, we have and will continue to assess our operational readiness and current and alternative reference rates’ merits, limitations, risks and suitability for our investment and insurance processes. The adoption of the standard has not had, and is not expected to have, a material impact on our reported consolidated financial condition, results of operations, cash flows and required disclosures.
FUTURE APPLICATION OF ACCOUNTING STANDARDS
Targeted Improvements to the Accounting for Long-Duration Contracts
In August 2018, the FASB issued an accounting standard update with the objective of making targeted improvements to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity.
The Company adopted targeted improvements to the accounting for long-duration contracts (the “standard” or “LDTI”) on January 1, 2023, with a transition date of January 1, 2021 (as described in the additional detail below). The adoption of this standard will impact our financial condition, results of operations, statement of cash flows and disclosures, as well as systems, processes and controls.
The Company adopted the standard using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith, while the Company adopted the standard in relation to market risk benefits (“MRBs”) on a retrospective basis. Based upon this transition method, as of the January 1, 2021 transition date (“Transition Date”) the impact from adoption is expected to result in a decrease of the Company’s after-tax equity between approximately $1.0 billion and $1.5 billion; consisting of a decrease in AOCI between approximately $1.8 billion and $2.3 billion, offset by an increase in Retained earnings between approximately $800 million and $1.3 billion. The net increase in Retained Earnings resulted from (1) the reclassification of the cumulative effect of non-performance adjustments related to our products in our Individual Retirement and Group Retirement segments that are currently measured at fair value (e.g., living benefit guarantees associated with variable annuities), partially offset by (2) a reduction from the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., death benefit guarantees associated with variable annuities). The net decrease in AOCI resulted from (1) the reclassification of the cumulative effect of non-performance adjustments discussed above and (2) changes to the discount rate which will most significantly impact our Life Insurance and Institutional Markets segments, partially offset by (3) the removal of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments.
The Company estimates that the after-tax impact to equity from the adoption of LDTI as of September 30, 2022 is expected to result in an increase between approximately $800 million and $1.3 billion; consisting of an increase to Retained earnings between approximately $1.2 billion and $1.7 billion, and a decrease in AOCI between approximately $400 million and $900 million. This increase in the estimate since January 1, 2021 has been predominately driven by market movements.
Market risk benefits: The standard requires the measurement of all MRBs (e.g., living benefit and death benefit guarantees) associated with deposit (or account balance) contracts at fair value at each reporting period. Changes in fair value compared to prior periods will be recorded and presented separately within the income statement, except that instrument-specific credit risk changes (non-performance adjustments) will be recognized in other comprehensive income. MRBs will impact both retained earnings and AOCI upon transition. The transition adjustment for MRBs will primarily impact our Individual Retirement and Group Retirement segments.
Discount rate assumption: The standard requires the discount rate assumption for the liability for future policy benefits to be updated at the end of each reporting period using an upper-medium grade (low credit risk) fixed income instrument yield that maximizes the use of observable market inputs. Upon transition, the Company currently estimates an adjustment to AOCI due to the fact that the market upper-medium grade (low credit risk) interest rates as of the Transition Date differ from reserve interest accretion rates. Lower interest rates result in a higher liability for future policy benefits and are anticipated to more significantly impact our Life Insurance segment, in particular non-universal life contracts and Institutional Markets segments. The standard does not impact the discount rate assumption for universal life contracts.
Removal of balances related to changes in unrealized appreciation (depreciation) on investments: Currently, DAC and reserves for universal life insurance and investment-oriented products are adjusted at each balance sheet date to reflect the change in DAC, unearned revenue and benefit reserves with an offset to Other comprehensive income (loss) as if securities available for sale had been sold at their stated aggregate fair value and the proceeds reinvested at current yields (changes related to unrealized appreciation (depreciation) of investments). Under the standard, the majority of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments will be eliminated.
In addition to the above, the standard also:
•Requires the review and, if necessary, update of future policy benefit assumptions at least annually for traditional and limited pay long duration contracts, with the recognition and separate presentation of any resulting re-measurement gain or loss (except for discount rate changes as noted above) in the income statement. The Company still anticipates completing its annual assumption update in the third quarter.
•Simplifies the amortization of DAC to a constant level basis over the expected term of the related contracts with adjustments for unexpected terminations, but no longer requires an impairment test. Accordingly, we expect less variability in our DAC amortization as the DAC related to universal life insurance and investment-type products, for example variable, fixed and fixed index annuities will no longer be required to be amortized in relation to the incidence of estimated gross profits to be realized over the expected lives of the contract. As DAC will be amortized on a constant level basis, DAC amortization related to universal life insurance and investment-type products will be less impacted by the annual actuarial assumption update or changing economic conditions.
•Increases disclosures of disaggregated roll forwards of several balances, including: liabilities for future policy benefits, deferred acquisition costs, account balances, market risk benefits, separate account liabilities and information about significant inputs, judgments and methods used in measurement and changes thereto and impact of those changes.
We expect that the accounting for Fortitude Re will continue to remain largely unchanged. With respect to Fortitude Re, the reinsurance assets, including the discount rates, will continue to be calculated using the same methodology and assumptions as the direct policies. Accounting for modco remains unchanged.
We have created a governance framework and a plan to support implementation of the updated standard. As part of our implementation plan, we have also advanced the modernization of our actuarial technology platform to enhance our modeling, data management, experience study and analytical capabilities, increase the end-to-end automation of key reporting and analytical processes and optimize our control framework. We have designed and implemented internal controls related to the new processes created as part of implementing the updated standard and are substantially complete with our testing of these internal controls.
Troubled Debt Restructuring and Vintage Disclosures
In March 2022, the FASB issued an accounting standard update that eliminates the accounting guidance for troubled debt restructurings for creditors and amends the guidance on ‘‘vintage disclosures’’ to require disclosure of current-period gross write-offs by year of origination. The standard also updates the requirements for accounting for credit losses by adding enhanced disclosures for creditors related to loan refinancings and restructurings for borrowers experiencing financial difficulty. Because the Company has already adopted the current expected credit loss (“CECL”) model, the amendments in this standard are effective for fiscal years beginning after December 15,
2022, including interim periods within those years. We do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.
Fair Value Measurement
On June 30, 2022, the FASB issued an accounting standards update to address diversity in practice by clarifying that a contractual sale restriction should not be considered in the measurement of the fair value of an equity security. It also requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. The guidance is effective for public companies for fiscal years beginning after December 15, 2023 and interim period within those years, with early adoption permitted. For entities other than investment companies, the accounting standards update applies prospectively, with any adjustments resulting from adoption recognized in earnings on the date of adoption. We are assessing the impact of this standard.

Fair Value Measurement
Interrelationships Between Unobservable Inputs
We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.
Fixed maturity securities
The significant unobservable input used in the fair value measurement of fixed maturity securities is yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. The yield may be affected by other factors, including constant prepayment rates, loss severity and constant default rates. In general, increases in the yield would decrease the fair value of investments, and conversely, decreases in the yield would increase the fair value of investments.
Embedded derivatives within Policyholder contract deposits
Embedded derivatives reported within Policyholder contract deposits include interest crediting rates based on market indices within fixed index annuities, indexed life and GICs as well as GMWB within variable annuity and certain fixed index annuity products. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:
•Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.
•Equity/interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.
•Base lapse rate assumptions are determined by company experience and judgment and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder’s guaranteed value, as estimated by the company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability as fewer policyholders would persist to collect guaranteed withdrawal amounts.
•Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability because guaranteed payments will be made for a longer period of time.
•Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract’s withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience and other factors, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.
•Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
•Non-performance or “own credit” risk adjustment used in the valuation of embedded derivatives, which reflects a market participant’s view of our claims-paying ability by incorporating a different spread (the NPA spread) to the curve used to discount projected benefit cash flows. When corporate credit spreads widen, the change in the NPA spread generally reduces the fair value of the embedded derivative liabilities, resulting in a gain, and when corporate credit spreads narrow or tighten, the change in the NPA spread generally increases the fair value of the embedded derivative liabilities, resulting in a loss. In addition to changes driven by credit market-related movements in the NPA spread, the NPA balance also reflects changes in business activity and in the net amount at risk from the underlying guaranteed living benefits offered by variable and certain fixed index annuities.
•The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant’s estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior assumptions are subjective and based primarily on our historical experience.
Embedded derivatives within reinsurance contracts
The fair value of embedded derivatives associated with funds withheld reinsurance contracts is determined based upon a total return swap technique with reference to the fair value of the investments held by Corebridge related to Corebridge’s funds withheld payable. The fair value of the underlying assets is generally based on market observable inputs using industry standard valuation techniques. The valuation also requires certain significant inputs, which are generally not observable, and accordingly, the valuation is considered Level 3 in the fair value hierarchy.
Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:
•Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable are estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market-based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.
•Other invested assets: Certain of our subsidiaries are members of Federal Home Loan Banks (FHLBs) and such membership requires the members to own stock in these FHLBs. The carrying amounts of these stocks approximate fair values.
•Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.
•Policyholder contract deposits associated with investment-type contracts: Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.
•Other liabilities: The majority of the Other liabilities that are financial instruments not measured at fair value represent secured financing arrangements, including repurchase agreements. The carrying amounts of these liabilities approximate fair value because the financing arrangements are short-term and are secured by cash or other liquid collateral.
•Fortitude Re funds withheld payable: The funds withheld payable contains an embedded derivative and the changes in its fair value are recognized in earnings each period. The difference between the total Fortitude Re funds withheld payable and the embedded derivative represents the host contract.
•Short-term and long-term debt and debt of consolidated investment entities: Fair values of these obligations were determined by reference to quoted market prices, when available and appropriate, or discounted cash flow calculations based upon our current market observable implicit credit spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.
•Separate Account Liabilities—Investment Contracts: Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table below. Separate account liabilities are recorded at the amount credited to the contract holder, which reflects the change in fair value of the corresponding separate account assets, including contract holder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Segment Information
We report our results of operations consistent with the manner in which our chief operating decision makers review the business to assess performance and allocate resources.
We report our results of operations as five reportable segments:
•Individual Retirement – consists of fixed annuities, fixed index annuities, variable annuities and retail mutual funds. On February 8, 2021, we announced the execution of a definitive agreement with Touchstone to sell certain assets of our retail mutual funds business. This Touchstone transaction closed on July 16, 2021. For further information on this sale, see Note 1 to our audited annual consolidated financial statements.
•Group Retirement – consists of record-keeping, plan administrative and compliance services, financial planning and advisory solutions offered in-plan, along with proprietary and limited non-proprietary annuities, advisory and brokerage products offered out-of-plan.
•Life Insurance – primary products in the United States include term life and universal life insurance. The International Life business issues individual life, whole life and group life insurance in the United Kingdom, and distributes private medical insurance in Ireland.
•Institutional Markets – consists of stable value wrap (“SVW”) products, structured settlement and PRT annuities, guaranteed investment contracts (“GICs”) and Corporate Markets products that include corporate- and bank-owned life insurance, private placement variable universal life and private placement variable annuities products.
•Corporate and Other – consists primarily of:
–corporate expenses not attributable to our other segments;
–interest expense on financial debt;
–results of our consolidated investment entities;
–institutional asset management business, which includes managing assets for non-consolidated affiliates; and
–results of our legacy insurance lines ceded to Fortitude Re.
We evaluate segment performance based on adjusted revenues and adjusted pre-tax operating income (loss) (“APTOI”). Adjusted revenues are derived by excluding certain items from total revenues. APTOI is derived by excluding certain items from income from operations before income tax. These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and adjustments that we believe to be common to the industry. Legal entities are attributed to each segment based upon the predominance of activity in that legal entity.
APTOI excludes the impact of the following items:
Fortitude-related adjustments:
The modco reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI.
As a result of entering into the reinsurance agreements with Fortitude Re we recorded a loss which was primarily attributed to the write-off of DAC, VOBA and deferred cost of reinsurance assets. The total loss and the ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations.
Investment-related adjustments:
APTOI excludes “Net realized gains (losses),” including changes in the allowance for credit losses on available-for-sale securities and loans, as well as gains or losses from sales of securities, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities, also included in Net realized gains (losses) are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from Net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., Net investment income and Interest credited to policyholder account balances).
Our investment-oriented contracts, such as universal life insurance, and fixed, fixed index and variable annuities, are also impacted by net realized gains (losses), and these secondary impacts are also excluded from APTOI. Specifically, the changes in benefit reserves and DAC, VOBA and DSI assets related to net realized gains (losses) are excluded from APTOI.
Variable and fixed index annuities and index universal life insurance products adjustments:
Certain of our variable annuity contracts contain guaranteed minimum withdrawal benefits (“GMWBs”) and are accounted for as embedded derivatives. Additionally, certain fixed index annuity contracts contain GMWB or indexed interest credits which are accounted for as embedded derivatives, and our index universal life insurance products also contain embedded derivatives. Changes in the fair value of these embedded derivatives, including rider fees attributed to the embedded derivatives, are recorded through “Net realized gains (losses)” and are excluded from APTOI.
Changes in the fair value of securities used to hedge guaranteed living benefits are excluded from APTOI.
Other adjustments:
Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable:
•restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;
•non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles;
•separation costs;
•non-operating litigation reserves and settlements;
•loss (gain) on extinguishment of debt;
•losses from the impairment of goodwill; and
•income and loss from divested or run-off business.